SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 21, 2002


                               FAMOUS FIXINS INC.

               (Exact Name of Registrant as Specified in Charter)


             New York                27219               133865655
   (State or Other Jurisdiction   (Commission         (IRS Employer
         of Incorporation)           File No.)      Identification No.)



               1325 Howard Ave. #422  Burlingame, CA        94010
             (Address of Principal Executive Offices)    (Zip Code)


        Registrant's telephone number, including area code (650) 340-9585


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
              250 West 57th Street, Suite 1112, New York, NY 10107



Item  5.  Other  Events

     On May 21, 2002 the Company's Board of Directors accepted the resignation of Director Victor Bauer. On June 13, 2002, S. Michael Rudolph was appointed to the Board of Directors. Mr. Rudolph is the founder of the Edgehill Group, Inc., a California-based financial advisory and consulting services organization. Over the past 25 years, Mr. Rudolph has held senior management positions at various financial institutions, including Wells Fargo and Charles Schwab & Co. He also provided advisory and consulting services to Internet oriented organizations and traditional businesses. On June 13, 2002, Jason Bauer resigned from his position as Director and President of Famous Fixins Inc.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June  27,  2002

Famous  Fixins,  Inc.


By:  /s/  S.  Michael  Rudolph
S.  Michael  Rudolph
Director